UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 16, 2019

OVID THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway, Suite 15044 New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646-661-7661

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02	Unregistered Sales of Equity Securities.

On September 16, 2019, Ovid Therapeutics Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with entities affiliated with Biotechnology Value Fund, L.P. (the “Exchanging Stockholders”), pursuant to which the Company exchanged an aggregate of 1,262,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), owned by the Exchanging Stockholders for an aggregate of 1,262 shares (the “Exchange Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”). The Exchange Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

The Exchange Shares are of the same class of shares of Series A Preferred Stock that the Company originally issued in an underwritten public offering completed in February 2019. The preferences, rights and limitations of the Series A Preferred Stock are set forth in the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Amended and Restated Certificate of Designation”). Each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock at any time at the holder’s option. However, the holder will be prohibited, subject to certain exceptions, from converting shares of Series A Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than, at the written election of the holder, either 9.99% or 14.99% of the total number of shares of Common Stock then issued and outstanding, which percentage may be changed at the holder’s election to any other number less than or equal to 19.99% upon 61 days’ notice to us; provided, however, that effective 61 days after delivery of such notice, such beneficial ownership limitations shall not be applicable to any holder that beneficially owns either 10.0% or 15.0%, as applicable based on the holder’s initial written election noted above, of the total number of shares of Common Stock issued and outstanding immediately prior to delivery of such notice. In the event of a liquidation, dissolution, or winding up of the Company, holders of Series A Preferred Stock will receive a payment equal to $0.001 per share of Series A Preferred Stock before any proceeds are distributed to the holders of Common Stock. In the event of a merger, consolidation, exchange offer or similar other transaction, the holders of Series A Preferred Stock, will receive the same consideration as the holders of Common Stock, upon conversion of the Series A Preferred Stock. Shares of Series A Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding shares of Series A Preferred Stock will be required to amend the terms of the Series A Preferred Stock. Shares of Series A Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-Common Stock basis), and in the same form and manner as, dividends actually paid on shares of Common Stock, and will rank:

•	senior to all Common Stock;

•	senior to any class or series of capital stock hereafter created specifically ranking by its terms junior to the Series A Preferred Stock;

•	on parity with any class or series of capital stock hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock; and

•	junior to any class or series of capital stock hereafter created specifically ranking by its terms senior to the Series A Preferred Stock;

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up, whether voluntarily or involuntarily.

The description of the Amended and Restated Certificate of Designation and Exchange Agreement are not complete and are qualified in their entirety by reference to the Amended and Restated Certificate of Designation and Exchange Agreement, which are filed as Exhibits 3.1 and 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants made by the Company in the Exchange Agreement were made solely for the benefit of the parties to the Exchange Agreement, including, in some cases, for the purpose of allocating risk among the parties thereto, and should not be deemed to be a representation, warranty or covenant to investors. Such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2019, following the approval by the holders of Series A Preferred Stock at the Special Meeting (as defined below) and in connection with the execution of the Exchange Agreement, the Company filed the Amended and Restated Certificate of Designation with the Secretary of State of the State of Delaware to, among other things, increase the number of shares designated as Series A Preferred Stock to 10,000 shares. The Amended and Restated Certificate of Designation became effective immediately upon filing.

A description of the rights, preferences and privileges of the Series A Preferred Stock is included in Item 3.02 above. That description of the Amended and Restated Certificate of Designation is not complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 16, 2019, prior to closing of the Exchange Agreement, the Company held a special meeting of holders of its Series A Preferred Stock (the “Special Meeting”) to approve the Amended and Restated Certificate of Designation. At the Special Meeting, all 2,500 shares of Series A Preferred Stock were present or represented by proxy and entitled to vote. The Company’s holders of Series A Preferred Stock approved the Amended and Restated Certificate of Designation by the votes set forth in the table below:

Votes For	Votes Against	Abstained
2,500	0	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Ovid Therapeutics Inc.

10.1	Exchange Agreement among Ovid Therapeutics Inc. and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. and Biotechnology Value Trading Fund OS, L.P., dated September 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Thomas M. Perone
Thomas M. Perone
General Counsel & Corporate Secretary

Dated: September 18, 2019